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Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report

January 31, 2001


Merrill Lynch
Mid Cap Value Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Printed on post-consumer recycled paper


Merrill Lynch
Mid Cap Value Fund
Box 9011
Princeton, NJ
08543-9011



MERRILL LYNCH MID CAP VALUE FUND


Important Tax Information
The following information summarizes all per share distributions paid by Merrill Lynch Mid Cap Value Fund during the year ended
January 31, 2001:

                                         Qualifying    Non-Qualifying      Total        Long-Term
             Record       Payable         Ordinary        Ordinary        Ordinary       Capital
              Date          Date           Income          Income          Income         Gains*
Class A:   7/05/2000     7/11/2000         $.285560          --            $.285560      $ .747834
           12/14/2000   12/20/2000        $.029694        $.144853        $.174547      $1.047952
Class B:   7/05/2000     7/11/2000         $.101046          --            $.101046      $ .747834
           12/14/2000   12/20/2000        $.004522        $.022062        $.026584      $1.047952
Class C:   7/05/2000     7/11/2000         $.102638          --            $.102638      $ .747834
           12/14/2000   12/20/2000        $.004095        $.019976        $.024071      $1.047952
Class D:   7/05/2000     7/11/2000         $.242084          --            $.242084      $ .747834
           12/14/2000   12/20/2000        $.024039        $.117269        $.141308      $1.047952


*All long-term capital gains distributions paid by the Fund are subject to a maximum 20% tax rate.
The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


Merrill Lynch Mid Cap Value Fund, January 31, 2001


DEAR SHAREHOLDER

Fiscal Year in Review
During the 12 months ended January 31, 2001, Merrill Lynch Mid Cap Value Fund significantly outperformed the unmanaged Standard & Poor's (S&P) MidCap 400 Index. For the fiscal year ended January 31, 2001, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +34.01%, +32.50%, +32.55% and +33.66%, respectively, compared to the total return of +23.59% for the S&P MidCap 400 Index for the same period. (Fund results do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

Mid-capitalization stocks advanced sharply during the 12 months ended January 31, 2001. By contrast, large cap stocks came under severe pressure with the unmanaged S&P 500 Index posting a decline of 0.90%, nearly 25 percentage points behind the 23.59% advance delivered by the S&P MidCap 400 Index. The period began with strength in technology and health care issues, leading growth stocks to outperform in the first half. Later, the prominent growth stocks faltered while many previously underperforming value stocks staged a sharp recovery. We believe that the outlook for a sustained rally in value stocks is favorable given declining interest rates, a sound US economy, and the still seemingly large valuation gap between growth and value issues.

The Fund's performance benefited primarily from specific stock selection with strong gains in technology, financial services, consumer staples, and health care investments. Relative to the S&P MidCap 400 Index, our underweighted position in the communication services sector also benefited Fund results. We sold technology and health care stocks earlier in the year, as several holdings achieved or exceeded established price objectives. With growth stock weakness in the latter months, we again increased the Fund's technology exposure and initiated several new holdings in the consumer staples and consumer discretionary sectors based on attractive valuations and company specific fundamentals.

Stocks that most benefited the Fund's results included St. Jude Medical, Inc., ACE Limited, and PeopleSoft, Inc. Shares of St. Jude Medical, Inc., a medical device company, appreciated sharply on improved earnings and favorable prospects for the company's new cardiac device. Shares of ACE Limited also appreciated significantly during the 12-month period. ACE Limited is a holding company for ACE Group of Companies providing property casualty insurance, specialty and reinsurance. ACE's recent financial report showed signs of improved pricing and insurance underwriting results surpassed the range of analysts' estimates. Shares of PeopleSoft, Inc., an enterprise software vendor, also contributed favorably to Fund performance following the successful launch of a new software product that significantly improved the company's growth prospects.

Fund performance during the year was hindered by an investment in Network Associates, Inc. Shares of the software provider plunged when the company announced that fourth quarter revenues would fall below the range of analysts' estimates. Senior management changes were made, and the company switched to a more conservative method of accounting for channel inventories. We added to the Fund's investment in Network Associates based on the company's market leading position and our confidence in new management's ability to improve earnings in the months ahead.

On January 31, 2001, the Fund was overweighted in the consumer staples and consumer discretionary sectors compared to the S&P MidCap 400 Index sector weights. The Fund's sector positioning is consistent with our philosophy of investing in mid-sized companies that are out of favor with investors because of a temporary interruption of long-term growth prospects. Consumer stocks already discount much of the risk of an economic slowdown, and we believe they provide an attractive risk/return profile from current levels.


In Conclusion
We are pleased that the Fund delivered favorable returns during the past year. During this period, sentiment alternated between optimism and pessimism, and investor favor vacillated between growth and value stocks. We believe that the stock market is likely to remain volatile in the months ahead, but volatility brings stocks and industries that were previously too expensive for consideration within buying range for our value-oriented investment process.

We thank you for your continued investment in Merrill Lynch Mid Cap Value Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager





March 14, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Christopher G. Ayoub, Senior Vice President
R. Elise Baum, Senior Vice President and Portfolio Manager
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch Mid Cap Value Fund, have recently retired. The Program's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Mid Cap Value Fund, January 31, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Mid Cap Value Fund Class A & and Class B Shares compared with a similar investment in the S&P MidCap 400
Index++++, Lipper Mid-Cap Value Funds Average++++++,
S&P 500 Index++++++++. Beginning and ending values are:

                                       2/01/95**         1/01

ML Mid Cap Value Fund++--
Class A Shares*                       $ 9,475           $24,490

ML Mid Cap Value Fund++--
Class B Shares*                       $10,000           $24,213

S&P MidCap 400 Index++++              $10,000           $33,535

Lipper Mid-Cap Value Funds
Average++++++                         $10,000           $27,030

S&P 500 Index++++++++                 $10,000           $29,547


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Mid Cap Value Fund Class C & and Class D Shares compared with a similar investment in the S&P MidCap 400
Index++++, Lipper Mid-Cap Value Funds Average++++++,
S&P 500 Index++++++++. Beginning and ending values are:

                                       2/01/95**         1/01

ML Mid Cap Value Fund++--
Class C Shares*                       $10,000           $24,196

ML Mid Cap Value Fund++--
Class D Shares*                       $10,000           $24,139

S&P MidCap 400 Index++++              $10,000           $33,535

Lipper Mid-Cap Value Funds
Average++++++                         $10,000           $27,030

S&P 500 Index++++++++                 $10,000           $29,547


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Mid Cap Value Fund invests in common stocks of mid cap companies.
++++This unmanaged Index measures the performance of the mid-size company segment of the US market.
++++++Lipper Mid-Cap Value Funds Average is comprised of funds that, by practice, invest at least 75% of their equity assets with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. The starting date for the Index in each graph is from 1/31/95.
++++++++This unmanaged broad-based Index is comprised of common stocks.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 12/31/00                   +15.53%        + 9.46%
Five Years Ended 12/31/00                 +13.96         +12.74
Inception (2/01/95) through12/31/00       +15.21         +14.17

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/00                   +14.30%        +10.30%
Five Years Ended 12/31/00                 +12.73         +12.73
Inception (2/01/95) through 12/31/00      +13.98         +13.98

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/00                   +14.32%        +13.32%
Five Years Ended 12/31/00                 +12.71         +12.71
Inception (2/01/95) through 12/31/00      +13.96         +13.96

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/00                   +15.24%        + 9.19%
Five Years Ended 12/31/00                 +13.67         +12.46
Inception (2/01/95) through 12/31/00      +14.94         +13.90

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Mid Cap Value Fund, January 31, 2001


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                             6 Month         12 Month     Since Inception
As of January 31, 2001                                     Total Return    Total Return     Total Return
ML Mid Cap Value Fund Class A Shares                         +26.98%          +34.01%         +158.45%
ML Mid Cap Value Fund Class B Shares                         +26.29           +32.50          +142.14
ML Mid Cap Value Fund Class C Shares                         +26.21           +32.55          +141.95
ML Mid Cap Value Fund Class D Shares                         +26.82           +33.66          +154.77

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 2/01/95.



SCHEDULE OF INVESTMENTS                                                                              (in US dollars)
NORTH                                         Shares                                                          Percent of
AMERICA              Industries                Held               Investments                         Value   Net Assets
Canada               Pharmaceuticals           12,600     ++Biovail Corporation                   $    544,950      0.5%

                     Software                  35,800     ++Cognos, Inc.                               933,037      0.8

                                                          Total Investments in Canada                1,477,987      1.3

United States        Aerospace & Defense       18,400     ++Litton Industries, Inc.                  1,455,072      1.3
                                               21,400     Lockheed Martin Corporation                  742,152      0.6
                                               17,200     Northrop Grumman Corporation               1,490,896      1.3
                                               57,000     Raytheon Company (Class B)                 2,005,830      1.7
                                                                                                 -------------    ------
                                                                                                     5,693,950      4.9

                     Air Freight & Couriers    30,000     ++EGL, Inc.                                  924,375      0.8

                     Auto Components           80,700     Delphi Automotive Systems Corporation      1,191,132      1.0
                                               44,000     ++Lear Corporation                         1,279,960      1.1
                                                                                                 -------------    ------
                                                                                                     2,471,092      2.1

                     Banks                     90,600     Banknorth Group, Inc.                      1,795,012      1.6
                                              111,275     Charter One Financial, Inc.                3,142,406      2.7
                                               55,000     First Midwest Bancorp, Inc.                1,536,562      1.3
                                               30,000     Summit Bancorp.                            1,312,200      1.1
                                                                                                 -------------    ------
                                                                                                     7,786,180      6.7

                     Biotechnology              8,000     ++COR Therapeutics, Inc.                     312,000      0.3
                                                4,500     ++Gilead Sciences, Inc.                      304,594      0.3
                                               20,700     ++Vical Incorporated                         392,006      0.3
                                                                                                 -------------    ------
                                                                                                     1,008,600      0.9

                     Commercial Services &    151,300     ++Cendant Corporation                      1,938,153      1.7
                     Supplies                  57,500     Deluxe Corporation                         1,206,925      1.0
                                               61,800     Equifax Inc.                               1,832,370      1.6
                                               26,600     ++Fiserv, Inc.                             1,379,875      1.2
                                               23,100     National Data Corporation                    898,590      0.8
                                               35,900     Sabre Holdings Corporation                 1,561,291      1.3
                                               51,300     ++Valassis Communications, Inc.            1,726,245      1.5
                                                                                                 -------------    ------
                                                                                                    10,543,449      9.1

                     Communications            13,000     ++3Com Corporation                           138,938      0.1
                     Equipment                139,700     ++ANTEC Corporation                        1,947,069      1.7
                                              173,940     ++Harmonic Inc.                            2,032,924      1.8
                                                                                                 -------------    ------
                                                                                                     4,118,931      3.6

                     Computers &               48,600     Compaq Computer Corporation                1,152,306      1.0
                     Peripherals               69,000     ++Storage Technology Corporation             899,760      0.8
                                                                                                 -------------    ------
                                                                                                     2,052,066      1.8

                     Diversified Financials    76,200     The CIT Group, Inc (Class A)               1,789,938      1.5
                                               31,705     ++eFunds Corporation                         382,442      0.3
                                               87,200     ++Knight Trading Group, Inc.               2,038,300      1.8
                                               11,500     MGIC Investment Corporation                  661,135      0.6
                                                                                                 -------------    ------
                                                                                                     4,871,815      4.2

                     Electric Utilities        28,600     Cinergy Corp.                                868,010      0.7

                     Electronic Equipment      50,600     ++Tech Data Corporation                    1,824,763      1.6
                     & Instruments             26,000     Tektronix, Inc.                            1,001,000      0.8
                                                                                                 -------------    ------
                                                                                                     2,825,763      2.4

                     Energy Equipment &        40,200     Diamond Offshore Drilling, Inc.            1,627,698      1.4
                     Service                   54,300     ++Rowan Companies, Inc.                    1,482,390      1.3
                                                                                                 -------------    ------
                                                                                                     3,110,088      2.7

                     Food Products            155,000     Archer-Daniels-Midland Company             2,314,150      2.0
                                               49,200     Dean Foods Company                         1,701,828      1.5
                                               14,600     General Mills, Inc.                          611,740      0.5
                                               30,700     ++Suiza Foods Corporation                  1,410,972      1.2
                                                                                                 -------------    ------
                                                                                                     6,038,690      5.2

                     Gas Utilities             14,000     El Paso Energy Corporation                   880,600      0.8

                     Health Care               36,600     Bausch & Lomb Incorporated                 1,713,612      1.5
                     Equipment &               15,700     Becton, Dickinson and Company                539,766      0.4
                     Supplies                  23,500     Biomet, Inc.                                 790,187      0.7
                                              137,800     ++Boston Scientific Corporation            2,309,528      2.0
                                               22,500     ++St. Jude Medical, Inc.                   1,372,500      1.2
                                                                                                 -------------    ------
                                                                                                     6,725,593      5.8



Merrill Lynch Mid Cap Value Fund, January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
NORTH AMERICA                                 Shares                                                            Percent of
(concluded)          Industries                Held               Investments                        Value      Net Assets
United States        Health Care               35,400     ++AmeriSource Health
(concluded)          Providers & Services                 Corporation (Class A)                   $  1,693,182      1.5%
                                               30,000     ++Caremark Rx, Inc.                          378,000      0.3
                                               45,100     McKesson HBOC, Inc.                        1,473,417      1.3
                                               15,000     ++Oxford Health Plans, Inc.                  467,812      0.4
                                               24,000     ++Quintiles Transnational Corp.              528,000      0.4
                                                                                                 -------------    ------
                                                                                                     4,540,411      3.9

                     Hotels, Restaurants &     61,300     ++Outback Steakhouse, Inc.                 1,419,095      1.2
                     Leisure

                     IT Consulting &           25,100     ++Computer Sciences Corporation            1,621,460      1.4
                     Services

                     Industrial                28,300     ITT Industries, Inc.                       1,127,755      1.0
                     Conglomerates             32,300     Textron, Inc.                              1,647,300      1.4
                                                                                                 -------------    ------
                                                                                                     2,775,055      2.4

                     Insurance                 44,100     ACE Limited                                1,631,700      1.4
                                               15,200     The Chubb Corporation                      1,094,400      0.9
                                                                                                 -------------    ------
                                                                                                     2,726,100      2.3

                     Internet Software &       65,000     ++WebMD Corporation                          617,500      0.5
                     Services

                     Machinery                 12,500     Deere & Company                              536,500      0.5
                                               11,000     Eaton Corporation                            756,800      0.6
                                               25,000     Ingersoll-Rand Company                     1,107,750      1.0
                                                                                                 -------------    ------
                                                                                                     2,401,050      2.1

                     Media                     62,000     Harte-Hanks, Inc.                          1,364,620      1.2
                                               28,000     Knight Ridder, Inc.                        1,629,880      1.4
                                              160,500     ++Paxson Communications Corporation        1,986,990      1.7
                                                                                                 -------------    ------
                                                                                                     4,981,490      4.3

                     Multiline Retail          17,000     ++Federated Department Stores, Inc.          757,520      0.6
                                               84,300     Nordstrom, Inc.                            1,718,877      1.5
                                               46,200     Ross Stores, Inc.                          1,053,938      0.9
                                                                                                 -------------    ------
                                                                                                     3,530,335      3.0

                     Office Electronics        29,000     Symbol Technologies, Inc.                  1,371,700      1.2

                     Oil & Gas                 19,800     Burlington Resources Inc.                    837,540      0.7
                                               33,100     Noble Affiliates, Inc.                     1,402,116      1.2
                                               36,500     Sunoco, Inc.                               1,168,000      1.0
                                               26,700     Unocal Corporation                           921,684      0.8
                                                                                                 -------------    ------
                                                                                                     4,329,340      3.7

                     Paper & Forest            39,300     Boise Cascade Corporation                  1,294,149      1.1
                     Products

                     Real Estate               67,900     Crescent Real Estate Equities Company      1,525,713      1.3
                                               44,300     Equity Office Properties Trust             1,351,150      1.2
                                               35,000     Simon Property Group, Inc.                   921,550      0.8
                                                                                                 -------------    ------
                                                                                                     3,798,413      3.3

                     Road & Rail               50,200     CNF Transportation Inc.                    1,722,864      1.5
                                               93,000     Ryder System, Inc.                         1,846,050      1.6
                                                                                                 -------------    ------
                                                                                                     3,568,914      3.1

                     Semiconductor             21,500     ++ANADIGICS, Inc.                            395,062      0.4
                     Equipment &               12,969     ++Axcelis Technologies, Inc.                 145,091      0.1
                     Products                                                                    -------------    ------
                                                                                                       540,153      0.5

                     Software                  15,200     Computer Associates International, Inc.      547,352      0.5
                                               77,500     ++Compuware Corporation                      963,906      0.8
                                               59,400     ++FileNET Corporation                      1,611,225      1.4
                                               20,000     ++Legato Systems, Inc.                       367,500      0.3
                                              331,100     ++Network Associates, Inc.                 2,493,597      2.1
                                               89,000     ++Novell, Inc.                               762,062      0.7
                                              103,500     ++Parametric Technology Corporation        1,539,563      1.3
                                               30,200     ++Sybase, Inc.                               760,663      0.7
                                                5,300     ++Synopsys, Inc.                             275,269      0.2
                                                                                                 -------------    ------
                                                                                                     9,321,137      8.0

                     Specialty Retail          20,000     Intimate Brands, Inc.                        380,000      0.3
                                              182,300     ++Office Depot, Inc.                       1,826,646      1.6
                                                                                                 -------------    ------
                                                                                                     2,206,646      1.9

                                                          Total Investments in the
                                                          United States                            110,962,150     95.6

                                                          Total Investments in
                                                          North America (Cost--$93,491,625)        112,440,137     96.9

SHORT-TERM                                      Face
SECURITIES                                     Amount               Issue

                     Commercial Paper*     $2,151,000     General Motors Acceptance Corp.,
                                                          5.75% due 2/01/2001                        2,151,000      1.8
                                            1,000,000     Newell Rubbermaid Inc., 5.76%
                                                          due 2/08/2001                                998,880      0.9

                                                          Total Investments in
                                                          Short-Term Securities (Cost--$3,149,880)   3,149,880      2.7

                     Total Investments (Cost--$96,641,505)                                         115,590,017     99.6

                     Other Assets Less Liabilities                                                     474,175      0.4
                                                                                                  ------------    ------
                     Net Assets                                                                   $116,064,192    100.0%
                                                                                                  ============    ======

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
                    As of January 31, 2001
Assets:             Investments, at value (identified cost--$96,641,505)                                  $  115,590,017
                    Cash                                                                                             537
                    Receivables:
                      Capital shares sold                                              $    1,285,172
                      Securities sold                                                       1,041,640
                      Dividends                                                               105,322          2,432,134
                                                                                       --------------
                    Prepaid registration fees and other assets                                                    23,819
                                                                                                          --------------
                    Total assets                                                                             118,046,507
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                  1,208,138
                      Capital shares redeemed                                                 311,620
                      Distributor                                                              88,091
                      Investment adviser                                                       61,748          1,669,597
                                                                                       --------------
                    Accrued expenses and other liabilities                                                       312,718
                                                                                                          --------------
                    Total liabilities                                                                          1,982,315
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  116,064,192
                                                                                                          ==============

Net Assets          Class A Shares of Capital Stock, $.10 par value,
Consist of:         6,250,000 shares authorized                                                            $      23,278
                    Class B Shares of Capital Stock, $.10 par value,
                    25,000,000 shares authorized                                                                 422,799
                    Class C Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                  236,609
                    Class D Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                   48,068
                    Paid-in capital in excess of par                                                          92,442,422
                    Undistributed realized capital gains on investments--net                                   3,942,504
                    Unrealized appreciation on investments--net                                               18,948,512
                                                                                                          --------------
                    Net assets                                                                            $  116,064,192
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $3,770,156 and
Value:                       232,778 shares outstanding                                                     $      16.20
                                                                                                          ==============
                    Class B--Based on net assets of $67,061,655 and 4,227,992
                             shares outstanding                                                             $      15.86
                                                                                                          ==============
                    Class C--Based on net assets of $37,475,055 and
                             2,366,085 shares outstanding                                                   $      15.84
                                                                                                          ==============
                    Class D--Based on net assets of $7,757,326 and 480,678
                             shares outstanding                                                             $      16.14
                                                                                                          ==============


                    See Notes to Financial Statements.
STATEMENT OF OPERATIONS

                    For the Year Ended January 31, 2001
Investment Income:  Dividends (net of $2,782 foreign withholding tax)                                     $    1,375,771
                    Interest and discount earned                                                                 349,303
                                                                                                          --------------
                    Total income                                                                               1,725,074
                                                                                                          --------------

Expenses:           Investment advisory fees                                            $     615,299
                    Account maintenance and distribution fees--Class B                        569,248
                    Transfer agent fees--Class B                                              321,762
                    Account maintenance and distribution fees--Class C                        312,278
                    Transfer agent fees--Class C                                              186,332
                    Printing and shareholder reports                                          108,338
                    Professional fees                                                         106,303
                    Accounting services                                                        99,476
                    Custodian fees                                                             34,354
                    Registration fees                                                          29,334
                    Transfer agent fees--Class D                                               27,213
                    Account maintenance fees--Class D                                          14,453
                    Directors' fees and expenses                                                6,639
                    Transfer agent fees--Class A                                                3,208
                    Pricing fees                                                                  379
                    Other                                                                       7,572
                                                                                       --------------
                    Total expenses                                                                             2,442,188
                                                                                                          --------------
                    Investment loss--net                                                                       (717,114)
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         11,631,530
Unrealized          Change in unrealized appreciation on investments--net                                     16,734,646
Gain on                                                                                                   --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   27,649,062
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, January 31, 2001

STATEMENT OF OPERATIONS
                                                                                              For the Year Ended
                                                                                                  January 31,
                    Increase (Decrease) in Net Assets:                                      2001               2000
Operations:         Investment loss--net                                               $    (717,114)     $     (75,875)
                    Realized gain on investments--net                                      11,631,530          7,447,403
                    Change in unrealized appreciation on investments--net                  16,734,646        (6,126,754)
                                                                                       --------------     --------------
                    Net increase in net assets resulting from operations                   27,649,062          1,244,774
                                                                                       --------------     --------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (140,600)           (10,920)
                      Class B                                                             (7,401,468)        (1,768,098)
                      Class C                                                             (4,069,109)          (958,596)
                      Class D                                                               (839,229)          (182,105)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                        (12,450,406)        (2,919,719)
                                                                                       --------------     --------------

Capital Share       Net increase in net assets derived from capital
Transactions:       share transactions                                                      2,304,466             33,878
                                                                                       --------------     --------------

Net Assets:         Total increase (decrease) in net assets                                17,503,122        (1,641,067)
                    Beginning of year                                                      98,561,070        100,202,137
                                                                                       --------------     --------------
                    End of year                                                         $ 116,064,192     $   98,561,070
                                                                                       ==============     ==============

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                             Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  14.13   $  14.18  $  13.98  $  13.58   $  11.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                     --++++        .15       .11       .07      (.01)
                    Realized and unrealized gain on
                    investments--net                                      4.33        .22      1.05      2.22       2.70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.33        .37      1.16      2.29       2.69
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                 (2.26)      (.42)     (.96)    (1.89)      (.78)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.20   $  14.13  $  14.18  $  13.98   $  13.58
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  34.01%      2.57%     8.51%    17.12%     23.20%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.47%      1.41%     1.45%     1.63%      2.03%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.01%)       .98%      .75%      .48%     (.07%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  3,770   $    369  $    359  $    317   $    209
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 153.48%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

                                                                                             Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.72   $  13.92  $  13.75  $  13.39   $  11.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net++                               (.11)      (.02)     (.05)     (.09)      (.15)
                    Realized and unrealized gain on investments--net      4.17        .22      1.03      2.19       2.65
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.06        .20       .98      2.10       2.50
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                 (1.92)      (.40)     (.81)    (1.74)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.86   $  13.72  $  13.92  $  13.75   $  13.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  32.50%      1.45%     7.32%    15.91%     21.79%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.62%      2.51%     2.55%     2.72%      3.11%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (.80%)     (.11%)    (.35%)    (.60%)    (1.15%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 67,062   $ 59,736  $ 62,419  $ 48,073   $ 34,828
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 153.48%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Mid Cap Value Fund, January 31, 2001

FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  13.70   $  13.91  $  13.75  $  13.39   $  11.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net++                               (.12)      (.02)     (.06)     (.09)      (.15)
                    Realized and unrealized gain on
                    investments--net                                      4.18        .21      1.03      2.19       2.66
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.06        .19       .97      2.10       2.51
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                 (1.92)      (.40)     (.81)    (1.74)      (.67)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.84   $  13.70  $  13.91  $  13.75   $  13.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  32.55%      1.38%     7.23%    15.93%     21.82%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.65%      2.55%     2.58%     2.75%      3.15%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (.84%)     (.15%)    (.39%)    (.63%)    (1.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 37,475   $ 32,543  $ 31,188  $ 22,896   $ 15,022
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 153.48%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

                                                                                             Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                  2001      2000      1999      1998       1997
Per Share           Net asset value, beginning of year                $  14.05   $  14.13  $  13.94  $  13.54   $  11.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net++                     --++++        .11       .07       .03      (.04)
                    Realized and unrealized gain on
                    investments--net                                      4.27        .22      1.04      2.22       2.68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.27        .33      1.11      2.25       2.64
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized
                    gain on investments--net                            (2.18)      (.41)     (.92)    (1.85)      (.75)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.14   $  14.05  $  14.13  $  13.94   $  13.54
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  33.66%      2.35%     8.19%    16.89%     22.82%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.78%      1.67%     1.70%     1.89%      2.27%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .02%       .73%      .50%      .23%     (.31%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  7,757   $  5,913  $  6,236  $  5,314   $  4,180
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 153.48%     52.89%    40.10%    68.75%     80.60%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") (formerly Fundamental Value Portfolio) is a series of The Asset Program, Inc. (the "Program") (formerly Merrill Lynch Asset Builder Program, Inc.), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Mid Cap Value Fund, January 31, 2001

NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective February 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of January 31, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $717,114 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
                            Account      Distribution
                        Maintenance Fee       Fee

Class B                       .25%           .75%
Class C                       .25%           .75%
Class D                       .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD      MLPF&S

Class A                       $ 53     $ 1,099
Class D                       $837     $13,487

For the year ended January 31, 2001, MLPF&S received contingent deferred sales charges of $124,308 and $12,597 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $30,941 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

Accounting services were provided to the Fund by MLIM through December 31, 2000. Up to this date, the Fund reimbursed MLIM $91,677 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2001 were $141,138,173 and $154,861,283, respectively.

Net realized gains for the year ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $ 11,631,454   $  18,948,512
Short-term investments                     76              --
                                 ------------   -------------
Total                            $ 11,631,530   $  18,948,512
                                 ============   =============

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $14,851,627, of which $20,523,888 related to appreciated securities and $5,672,261 related to depreciated securities. At January 31, 2001, the aggregate cost of investments for Federal income tax purposes was $100,738,390.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $2,304,466 and $33,878 for the years ended January 31, 2001 and January 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                           226,327   $   3,451,889
Shares issued to shareholders in
reinvestment of distributions           8,532         119,315
                                   ----------   -------------
Total issued                          234,859       3,571,204
Shares redeemed                      (28,222)       (418,643)
                                   ----------   -------------
Net increase                          206,637   $   3,152,561
                                   ==========   =============


Class A Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             7,078   $     106,246
Shares issued to shareholders in
reinvestment of distributions             562           7,965
                                   ----------   -------------
Total issued                            7,640         114,211
Shares redeemed                       (6,816)       (102,302)
                                   ----------   -------------
Net increase                              824   $      11,909
                                   ==========   =============


Merrill Lynch Mid Cap Value Fund, January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                           645,211   $   9,356,958
Shares issued to shareholders in
reinvestment of distributions         468,219       6,372,842
                                   ----------   -------------
Total issued                        1,113,430      15,729,800
Automatic conversion of shares       (52,544)       (756,755)
Shares redeemed                   (1,188,128)    (16,659,091)
                                   ----------   -------------
Net decrease                        (127,242)  $  (1,686,046)
                                   ==========   =============


Class B Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           903,654   $  13,258,587
Shares issued to shareholders in
reinvestment of distributions         111,133       1,532,514
                                   ----------   -------------
Total issued                        1,014,787      14,791,101
Automatic conversion of shares       (41,813)       (620,093)
Shares redeemed                   (1,102,702)    (15,955,798)
                                   ----------   -------------
Net decrease                        (129,728)  $  (1,784,790)
                                   ==========   =============


Class C Shares for the Year                         Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                           499,744   $   7,162,484
Shares issued to shareholders in
reinvestment of distributions         248,293       3,374,662
                                   ----------   -------------
Total issued                          748,037      10,537,146
Shares redeemed                     (756,925)    (10,601,169)
                                   ----------   -------------
Net decrease                          (8,888)  $     (64,023)
                                   ==========   =============


Class C Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           721,120   $  10,625,675
Shares issued to shareholders in
reinvestment of distributions          58,269         802,949
                                   ----------   -------------
Total issued                          779,389      11,428,624
Shares redeemed                     (646,591)     (9,362,136)
                                   ----------   -------------
Net increase                          132,798   $   2,066,488
                                   ==========   =============


Class D Shares for the Year                         Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                            91,178   $   1,356,647
Automatic conversion of shares         51,385         756,755
Shares issued to shareholders in
reinvestment of distributions          52,780         730,963
                                   ----------   -------------
Total issued                          195,343       2,844,365
Shares redeemed                     (135,611)     (1,942,391)
                                   ----------   -------------
Net increase                           59,732   $     901,974
                                   ==========   =============


Class D Shares for the Year                         Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            55,222   $     831,504
Automatic conversion of shares         41,015         620,093
Shares issued to shareholders in
reinvestment of distributions          11,062         156,096
                                   ----------   -------------
Total issued                          107,299       1,607,693
Shares redeemed                     (127,563)     (1,867,422)
                                   ----------   -------------
Net decrease                         (20,264)  $    (259,729)
                                   ==========   =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended January 31, 2001.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Mid Cap Value Fund of
The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Fund (formerly Fundamental Value Portfolio) as of January 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Fund as of January 31, 2001, the results of its operation, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 15, 2001


PORTFOLIO INFORMATION (unaudited)



As of January 31, 2001

                                         Percent of
Ten Largest Holdings                     Net Assets

Charter One Financial, Inc.                  2.7%
Network Associates, Inc.                     2.1
Archer-Daniels-Midland Company               2.0
Boston Scientific Corporation                2.0
Knight Trading Group, Inc.                   1.8
Harmonic Inc.                                1.8
Raytheon Company (Class B)                   1.7
Paxson Communications Corporation            1.7
ANTEC Corporation                            1.7
Cendant Corporation                          1.7


                                         Percent of
Ten Largest Industries                   Net Assets

Commercial Services & Supplies               9.1%
Software                                     8.0
Banks                                        6.7
Health Care Equipment & Supplies             5.8
Food Products                                5.2
Aerospace & Defense                          4.9
Media                                        4.3
Diversified Financials                       4.2
Health Care Providers & Services             3.9
Oil & Gas                                    3.7